UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2021

BJ’S WHOLESALE CLUB HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38559	45-2936287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Research Drive
Westborough, Massachusetts	01581
(Address of principal executive offices)	(Zip Code)

(774) 512-7400
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	BJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 2.02	Results of Operations and Financial Condition.

On May 20, 2021, BJ’s Wholesale Club Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter (thirteen weeks) of fiscal year 2021 ended January 29, 2022. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filings.

Item 8.01	Other Events.

The following risk factor supplements the risk factors described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended January 30, 2021, and should be read in conjunction with the other risk factors presented in such Annual Report on Form 10-K.

The outbreak of the novel coronavirus, or COVID-19, has caused, and could continue to cause, severe disruptions in the United States, regional and global economies and could have a material adverse effect on our business, financial condition and results of operations.

The COVID-19 pandemic has caused significant disruptions to the United States, regional and global economies and has contributed to significant volatility and negative pressure in financial markets.  The global impact of the COVID-19 pandemic has been rapidly evolving and many U.S. states and cities, including where our clubs and distribution centers are located, have imposed measures intended to control its spread, such as instituting shelter-in-place orders and restrictions on the types of businesses that may continue to operate and the manner in which they may do so. Generally, under these orders, our operations have been deemed “essential” by U.S. federal, state and local authorities, which have allowed our clubs and distribution centers to remain open. However, many of these orders and other government regulations have resulted in reduced operating hours and limited access for our members, including limits on the number of people that can be in a club at a time, and member traffic may decline if more severe restrictions are implemented or if members opt to shop less frequently or use other online outlets and delivery systems in order to reduce their risk of potential exposure to COVID-19. Further, any alleged failure to comply with governmental orders or regulations, which vary across states and localities, could result in costly litigation, enforcement actions and penalties.

The extent to which the COVID-19 pandemic, or the future outbreak of any other highly infectious or contagious disease, effects our business, operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of such pandemic, the actions taken to contain the pandemic or mitigate its impact, including the adoption of available COVID-19 vaccines, or the impact of relaxing or revoking existing restrictions too quickly, and the direct and indirect economic effects of the pandemic and containment measures, among others. The rapid development and fluidity of this situation precludes any prediction as to the full adverse impact of the COVID-19 pandemic. Nevertheless, the COVID-19 pandemic may materially adversely affect our business, financial condition and results of operations, and may have the effect of heightening many of the risks described in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended January 30, 2021 including:

•
a complete or partial closure of, or a decrease in member traffic at, one or more of our clubs, due to government restrictions and limitations intended to promote social distancing and contain the spread of COVID-19, which could adversely affect our net sales and operating results;

•
any difficulties and delays in obtaining products from our distributors and suppliers, delivering products to our clubs and adequately staffing our clubs and distribution centers, which could result in an inability to maintain inventory levels and meet our members’ demands and may cause us to seek alternative and potentially more expensive sources of supply;

•
a decrease in consumer discretionary spending and confidence, changes in our members needs or decreased traffic from stockpiling in preparation for the pandemic, each of which could adversely affect member demand for the products we sell, result in shifts in demand to lower priced options and change the mix of products we sell, result in slower inventory turnover and greater markdowns of inventory, cause us to lose existing members and/or fail to attract new members, or otherwise materially adversely affect our net sales and operating results;

•
any inability to continue to provide our team members with appropriate compensation and protective measures, which could cause us to be unable to retain current or attract new team members to perform necessary functions within our clubs and distribution centers;

•
any spread of COVID-19 among our team members or employees of our distributors or suppliers, within a particular club, distribution center or geographical area, may necessitate that impacted clubs, distribution centers or suppliers be temporarily closed, which could negatively impact our business and financial condition, as well as our reputation;

•
any belief by members or team members that they have contracted COVID-19 in one of our clubs or that we have not taken appropriate precautionary measures to prevent the spread of COVID-19 in our clubs, which could result in costly and time consuming litigation and negatively impact our reputation;

•
severe disruption and instability in the U.S. and global financial markets or deteriorations in credit and financing conditions, which could make it difficult for us to access debt and equity capital on attractive terms, or at all;

•
any potential negative impact on the health of our executive management team or key employees or the executive management team or key employees of our suppliers and distributors, particularly if a significant number of our or their executive management team or key employees are impacted, which could result in a deterioration in our or their ability to ensure business continuity during a disruption;

•	any inability to effectively manage our operations while certain of our employees continue to work remotely due to the COVID-19 pandemic, which could adversely impact our business; and

•
limited access to our management, support staff and professional advisors, which could decrease the effectiveness of our disclosure controls and procedures and internal controls over financial reporting, increase our susceptibility to security breaches, or hamper our ability to comply with regulatory obligations leading to reputational harm and regulatory issues or fines.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release of BJ's Wholesale Club Holdings, Inc. dated May 20, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2021

BJ’S WHOLESALE CLUB HOLDINGS, INC.

By:	/s/ Laura Felice
Name:	Laura Felice
Title:	Executive Vice President, Chief Financial and Administrative Officer